                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 5, 2001

                       DiamondCluster International, Inc.
             (Exact name of registrant as specified in its charter)



                   Delaware                              000-22125                         36-4069408
(State or other jurisdiction of incorporation)    (Commission File Number)    (IRS Employer Identification Number)


          John Hancock Center
  875 North Michigan Avenue, Suite 3000                                 60611
        Chicago, Illinois  60611                                      (Zip Code)
(Address of principal executive offices)

                                 312-255-5000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.    Other Items

        The registrant issued a press release and held a conference call with analysts, investors and members of the public on March 5, 2001 preannouncing preliminary fourth quarter results for fiscal year 2001. The press release and the script of the presentation delivered on the conference call is filed herewith under Item 7(c).

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)   None

(b)   None

(c)   Exhibits


Exhibit No.                          Document
-----------                          --------
    99              Press Release
    99.1            Script of Conference Call


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIAMONDCLUSTER INTERNATIONAL, INC.


                                       By:_______________________________
                                       Chief Financial Officer

February 8, 2001

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                                 EXHIBIT INDEX



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

Exhibit No.                          Document                      Page
-----------                          --------                      ----
    99           Press Release                                       1
    99.1         Script of Conference Call                           2

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